UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       April 28, 2006
                                                --------------------------------

                     Morgan Stanley Capital I Inc. 2006-HE2
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                         (Exact name of issuing entity)


                          Morgan Stanley Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


        Delaware                    333-125593-19                13-3939229
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(State or other jurisdiction         (Commission                (IRS Employer
of incorporation of depositor)       File Number              Identification No.
                                  of issuing entity)            of depositor)


    1585 Broadway, New York, New York                              10036
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(Address of principal executive offices                  (Zip Code of depositor)
            of depositor


Registrant's telephone number, including area code       (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on May 12, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      On April 28, 2006, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as a servicer, securities administrator and a custodian, JPMorgan Chase Bank, National Association, as a servicer, HomEq Servicing Corporation, as a servicer, WMC Mortgage Corp., as responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley Capital I Inc. Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 (the "Certificates"). The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, having an aggregate initial principal amount of $2,187,509,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of April 24, 2006, by and between the Company and the Underwriter.

      The Class X, Class P and Class R Certificates (the "Private Certificates") were sold to MS&Co. on April 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from the Company.

       Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 24, 2006, by and among Morgan Stanley Capital I Inc., as Depositor and Morgan Stanley & Co. Incorporated, as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Company, as depositor, Wells Fargo Bank, National Association, as a servicer, securities administrator and a custodian, JPMorgan Chase Bank, National Association, as a servicer, HomEq Servicing Corporation, as a servicer, WMC Mortgage Corp., as responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, by and between WMC and the Sponsor. (included as part of Exhibit O to Exhibit
               4).

Exhibit 10.2 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, by and between Decision One and the Sponsor. (included as part of Exhibit P to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit V to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit V to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit T to Exhibit 4).

Exhibit 10.6 Confirmation, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit V to Exhibit 4).

Exhibit 10.7 Guarantee, dated as of April 28, 2006, by Morgan Stanley (included as part of Exhibit V to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2006                        MORGAN STANLEY CAPITAL I INC.




                                          By:    /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                    Underwriting Agreement, dated as of               (E)
                    April 24, 2006, by and among Morgan
                    Stanley Capital I Inc., as Depositor
                    and Morgan Stanley & Co.
                    Incorporated, as underwriter.

4                   Pooling and Servicing Agreement,                   (E)
                    dated as of April 1, 2006, by and
                    among the Company, as depositor,
                    Wells Fargo Bank, National
                    Association, as a servicer,
                    securities administrator and a
                    custodian, JPMorgan Chase Bank,
                    National Association, as a servicer,
                    HomEq Servicing Corporation, as a
                    servicer, WMC Mortgage Corp., as
                    responsible party, Decision One
                    Mortgage Company, LLC, as a
                    responsible party, LaSalle Bank
                    National Association, as a custodian
                    and Deutsche Bank National Trust
                    Company, as trustee.

10.1                The Third Amended and Restated                     (E)
                    Mortgage Loan Purchase and Warranties
                    Agreement, dated as of January 1,
                    2006, by and between WMC and the
                    Sponsor.a (included as part of
                    Exhibit O to Exhibit 4).

10.2                The Third Amended and Restated                     (E)
                    Mortgage Loan Purchase and Warranties
                    Agreement, dated as of February 1,
                    2006, by and between Decision One and
                    the Sponsor. (included as part of
                    Exhibit P to Exhibit 4).

10.3                ISDA Master Agreement, dated as of April 28,       (E)
                    2006, by and between Morgan Stanley Mortgage
                    Capital Inc., the swap provider, and Wells
                    Fargo Bank, National Association, the
                    securities administrator (included as part of Exhibit V to Exhibit 4).

10.4                Schedule to the Master Agreement, dated as of      (E)
                    April 28, 2006, by and between Morgan Stanley
                    Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit V to Exhibit 4).

10.5                Credit Support Annex, dated as of April 28,        (E)
                    2006, by and between Morgan Stanley Mortgage
                    Capital Inc., the swap provider, and Wells
                    Fargo Bank, National Association, the
                    securities administrator (included as part of Exhibit T to Exhibit 4).

10.6                Confirmation, dated as of April 28,                (E)
                    2006, by and between Morgan Stanley
                    Mortgage Capital Inc., the swap
                    provider, and Wells Fargo Bank,
                    National Association, the securities
                    administrator (included as part of
                    Exhibit V to Exhibit 4).

10.7                Guarantee, dated as of April 28,                   (E)
                    2006, by Morgan Stanley (included as
                    part of Exhibit V to Exhibit 4).